UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

ENGILITY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35487	61-1748527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4803 Stonecroft Blvd. Chantilly, Virginia	20151
(Address of Principal Executive Offices)	(Zip Code)

(703) 633-8300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth in Item 7.01 below is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 30, 2017, Engility Holdings, Inc. issued a press release announcing the launch of a debt repricing transaction and reaffirming its fiscal year 2016 guidance, excluding an anticipated non-cash goodwill impairment charge and the associated tax impact as a result of the sale of its international development services business. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this report, and the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: January 30, 2017

	By:	/s/ Jon Brooks
Jon Brooks
Vice President, Deputy General Counsel and Corporate Compliance Officer

EXHIBIT INDEX

No.	Description of Exhibit

99.1	Press Release dated January 30, 2017.